EXHIBIT 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT CORPORATION, et al.,		)
		)	Chapter 11
	Debtors.	)
)

MONTHLY OPERATING REPORT	Calendar Month 8/1/05 to 8/31/05
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS:      Cash ___     Accrual ☑
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Nancy Hogan, Xybernaut Corp. 12701 Fair Lakes Circle, Suite 550, Fairfax, VA 22033
     3. NUMBER OF EMPLOYEES paid during this period: 11
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ☐ No ☑. If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes ☑ No ☐ Not Applicable ___
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$630,332.40

Collected this Period	374,867.19

Ending Balance	255,465.21

     7. POST -PETITION ACCOUNTS RECEIVABLE:
          0-30 Days: $ 38,784.29     31-60 Days: $ 163,228.71      Over 60 Days: $
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.
     8. POST –PETITION ACCOUNTS PAYABLE:
          0-30 Days: $131,502.51     31-60 Days: $3,589.08      Over 60 Days: 0
          CSC     State of Deleware Tax    $3589.08     due 9/1/05 – paid 9/2/05
     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ☐ No☑. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carryforward.
     9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ☑ No☐ If no, explain:
     10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ☑ No☐ Explain:
NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.
     11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759	03/31/05	03/31/06
Liability	392595	03/31/05	03/31/06
Workers Comp.	1714215	03/31/05	03/31/06
Errors & Omissions	35392595	03/31/05	03/31/06
D&O	ELU08861005	04/14/05	04/14/06
D&O	35529D0205	04/14/05	04/14/06
D&O	35389095BAL	03/31/05	03/31/06
     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ☐ No☑ Explain:
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ☑ No☐ Explain:
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes ☐ No☑ Explain
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. Amt.

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount
     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:
          $ 0
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.
     Dated: 9/20/2005           DEBTOR-IN-POSSESSION
Name/Title:   Perry L. Nolen , CEO/President     /s/ Perry L. Nolen
12701 Fair Lakes Circle, Suite 550
Fairfax, VA 22033                              Phone: 703/654-3591

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT CORPORATION, et al.,		)
		)	Chapter 11
	Debtors.	)
)
Cash Disbursements Summary Report
Calendar Month Ending 08/31/05

Total Disbursements from Operating Account	(See Note 1)	240,899

Total Disbursements from Payroll Account	(See Note 2)	111,933

Total Disbursements from Tax Escrow Account	(See Note 3)	0

Total Disbursements from any other Account	(See Note 4)	175

Grand Total Disbursements from all Accounts			353,007 (1)

(1)	Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered

Xybernaut Corporation
Balance Sheet

	2005
XYBERNAUT CORPORATION	August
ASSETS

Current assets:
Cash In Banks	394,505
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	255,465
Post Petiton Accounts receivable	202,013
Less AR — Other, Reserve, Contra	(493,035)
Inventory	2,600,124
Prepaid and other current assets	958,474
DTDF — Japan	738,010
DTDF — GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(423,799)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)

Total current assets		4,165,593

Fixed assets:
Property and equipment	2,148,276
Less: accumulated depreciation	(1,922,246)

Total fixed assets		226,030

Other assets:
Investment in subsidiaries	605,584
Patents, net	785,403
Trademarks, net	34,258
Tooling, net	—
Other	216,961

Total other assets		1,642,206

TOTAL ASSETS		6,033,829

LIABILITIES AND EQUITY

Post-Petition Liabilities
Accounts payable	212,115
Accrued restructuring costs	53,465
Deferred product and warranty revenue	290,619
Accrued Professional fees	97,297
Accrued Purchases	264,498
Accured Payroll	48,638

Total Post Petition Liabilities	966,632

	2005
XYBERNAUT CORPORATION	August
Pre-Petition Liabilities
Priority Claims	120,322
Secured Debts	—
Unsecured Debt	1,579,604
Accrued expenses	479,084 (1)

Total Pre Petition Liabilities	2,179,010

Total liabilities		3,145,642

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,997)
Current Retained Earnings — Post Petition	(513,514)

Total stockholders’ equity		2,888,187

TOTAL LIABILITIES AND EQUITY		6,033,829

(1) Accrued Other major items:
General — Miscellaneous	$150,000
Ed & Steve Newman bonus 100,000 shares	$138,000
Stale Checks	$39,234
Vacation Accrual	$60,732
Warranty Reserve	$75,900

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month August 1 2005 to August 31, 2005
(All figures refer to post-petition transactions)
Case Number 05-12801 (Jointly Administered) Period Ending August 2005 Income Statement Page 1
Xybernaut Corporation

		YTD
	Current	2005
Revenue:

Sales/Income	345,815	345,815

Cost of Sales

Beginning Inventory	3,274,531	3,274,531
Purchase of Inventory	159,380	159,380
Less ending Inventory	(3,140,369)	(3,140,369)
Direct Labor (Gross Salaries)
Purchased Goods and Services	10,797	10,797

Total Cost of Sales	304,339	304,339

Gross profit	41,476	41,476

Operating Expenses

Officer’s Salaries (Gross)	39,583	39,583
Other Employee Salaries (Gross)	58,604	58,604
Taxes (Payroll: Employer’s Share)	4,694	4,694
Employee Benefits (Insurance, Pension Plan, etc.)	7,901	7,901
Advertising
Bad Debts
Depreciation & Amortization	64,044	64,044
Entertainment
Insurance (Real Estate)
Insurance (Other)	34,849	34,849
Interest (Mortgage, Loans, etc.)
Leases (other that Rent)
Outside Services & Contractors	194,435	194,435
Professional Fees (Attorney, Accountant)	30,174	30,174
Rent and leases	47,083	47,083
Repairs and maintenance	814	814
Supplies
Taxes (Real Property)
Taxes (Other)	3,596	3,596
Telephone	5,942	5,942

Case Number 05-12801 (Jointly Administered)	Period Ending August 2005 Income Statement	Page 2

Travel	12,888	12,888
Utilities
U.S. Trustee quarterly fee

Other Operating Expenses

Internet / Website	14,859	14,859
Office expense	6,011	6,011
Postage	68	68
Printing	6,739	6,739
Public company expense	626	626
Equipment	9,886	9,886
Courier	10,816	10,816
Customer support	1,440	1,440

Total Operating Expenses	555,052	555,052

Profit/Loss from operations	(513,576)	(513,576)

Interest income	62	62

Net Income (Loss)	(513,514)	(513,514)

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Cash Reconciliation Report

Xybernaut Corporation	Accrual Basis
Calendar Month Ending	August 2005

	Operating/
	Payroll Acct	Totals

Beginning Cash Balance (A)		47,812
Net Income		(513,514)
Non Cash Expenses
Amortization
Depreciation		26,221.00

Total		26,221

Cash from Operations (B+C)		(487,293)

Other Sources (Uses of Cash)

Decrease (Incr) — Accounts Receivable	298,807.00
Decrease (Incr) — Inventory	134,162.00
Decrease (Incr) — equipment — computers	3,904.00
Decrease (Incr) — DTDF (Intercompany)	28,281.00
Decrease (Incr) — Prepaid Other Current Assets	99,451.00
Decrease (Incr) — Other Assets (PATENTS) net	18,483.00
Decrease (Incr) — Other Assets (Trademarks) net	2,467.00
Decrease (Incr) — Other Assets	433.00

Increase (Decr) — Accounts Payable	176,008.20
Increase (Decr) — Accrued Expenses	2,752.00
Increase (Decr) — Purchase Accrual	28,010.00
Increase (Decr) — Accrued P./R Taxes
Increase (Decr) — Accrued Prof Fees	78,953.35
Increase (Decr) — Accrued Rent
Increase (Decr) — Accrued Salaries	(10,999.15)
Increase (Decr) — Accrued Sales Taxes	(26,726.00)
Increase (Decr) — Notes Payble
Increase (Decr) — Deferred product & warranty revenue

Total Other Sources (uses) of Cash		833,986

Ending Cash Balance (F = A+D+E)		394,505

Balance per Bank Statement		431,812
Less Outstanding Checks		37,307
Add Deposits in Transit

Reconciled Bank Balance [J=(G-H)+I]		394,505

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month Ending August 2005
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of	Payroll	Tax
August that occurred in the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)

Cash Receipts:

Transfers from Operating Account	111,933

Transfers from Payroll Account

Other -

(B) Total Cash Receipts (B)	111,933

(C) Cash Available (C= A+B)	111,933

Cash Disbursements:

Gross Payroll for this period $114,017

Employee Benefits paid	4,709

Net Payroll Paid	74,968

Transfers to Tax Account

Taxes deposited or paid during period
Employee’s share of FICA Tax	5,261

Employer’s share of FICA Tax	5,261

Employee’s Federal Income Tax	17,261

Employee’s State Income Tax	4,443

Unemployment Tax	30

Unrecorded Bank Service Charges

Other:

(D) Total Disbursements (D)	111,933

(E) Ending Cash Balance (E= C-D)

(F) Balance per Bank Statement (F)

(G) Less Outstanding Checks (G)

(H) Add Deposits in Transit

(I) Reconciled Bank Balance {I = (F-G) +H]

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal